UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2010

Toreador Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-02517	75-0991164
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Toreador Holding SAS
9 rue Scribe
Paris, France	75009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  33 1 47 03 34 24

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

Explanatory Note

This Amendment to the Current Report on Form 8-K filed by Toreador Resources Corporation (the “Company”) on May 10, 2010 (the “Form 8-K”) is being filed solely to amend certain figures in the Company’s unaudited pro forma financial information filed as Exhibit 99.2 to the Form 8-K. Unless otherwise indicated below, the information contained in the Form 8-K remains unchanged.

Item 9.01.

(b)                                  Pro Forma Unaudited Financial Information

Unaudited pro forma condensed consolidated financial statements for Toreador as of May 10, 2010 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)                                  Exhibits

Exhibit No.	Description

99.2	Unaudited pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: May 13, 2010	By:	/s/ Craig M. McKenzie
Craig M. McKenzie
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Unaudited pro forma financial statements.